Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Douglas Schneider, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Connecture, Inc. for the year ended December 31, 2014; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2015	/s/ Robert Douglas Schneider
Robert Douglas Schneider
President and Chief Executive Officer
(Principal Executive Officer)